AMENDMENT NO. 4

                    TO AMENDED AND RESTATED CREDIT AGREEMENT
                            Dated as of June 24, 1998


         This Agreement, dated as of June 24, 1998, is among Pediatrix Medical Group, Inc., a Florida corporation, the Related Entities of Pediatrix Medical Group, Inc. from time to time party hereto, the Lenders from time to time party hereto including SunTrust Bank/South Florida, National Association (the "Prior Lender") as Lender under the Revolving Loan, and BankBoston, N.A. (formerly known as The First National Bank of Boston), both in its capacity as a Lender under the Revolving Loan and the Mortgage Loan and in its capacity as agent for itself and the other Lenders (collectively the foregoing parties, the "Credit Parties"). The parties agree as follows:

1. REFERENCE TO CREDIT AGREEMENT; DEFINITIONS. Reference is made to the First Amended and Restated Credit Agreement dated as of June 27, 1996 (the "Credit Agreement"), as amended and in effect from time to time, among the Credit Parties hereto. Terms defined in the Credit Agreement and not otherwise defined herein are used herein with the meanings so defined.

2. AMENDMENT TO CREDIT AGREEMENT. Subject to all the terms and conditions hereof, effective as of the date hereof, the Credit Agreement is amended as follows:

         2.1. Amendment of Section 1.97. Section 1.97 of the Credit Agreement is hereby amended to read in its entirety as follows:

                  "1.97.   "Operating Cash Flow" means, for any period, the
                            total of:

                           (a)      Consolidated EBITDA;

                  minus (b) Capital Expenditures (other than Capital Expenditures of up to $10,000,000 spent on the Borrowers' new corporate headquarters building to be located in the Sawgrass International Corporate Park in Sunrise Florida);

                  minus (c) taxes based upon or measured by net income that are actually paid in cash during such period."

         2.2. Amendment of Section 2.3.1. Section 2.3.1 of the Credit Agreement is hereby amended to read in its entirety as follows:

                  "2.3.1 The Loans. Subject to Section 2.3.2, the Borrowers will apply the proceeds of the Loans (a) to fund Permitted Acquisitions and (b) for working capital (including contruction and related costs for a new corporate headquarters provided, however, proceeds from the Revolving Loan used for purposes other than funding Permitted Acquisitions or construction and related costs for a new corporate headquarters may never exceed 15% of the Maximum Amount of Revolving Credit, minus the Specified Insurance Reserve Amount."

         2.3. Amendment of Section 6.11. Section 6.11 of the Credit Agreement is hereby amended to read in its entirety as follows:

                  "6.11. Capital Expenditures. None of the Borrowers will make Capital Expenditures exceeding $3,000,000 in the aggregate in any fiscal year; provided, however, that in addition to the foregoing amount, the Borrowers may spend up to $10,000,000 on their new corporate headquarters building to be located in the Sawgrass International Corporate Park in Sunrise Florida."

         2.4. Amendment of Section 7.1.3. Section 7.1.3 of the Credit Agreement is hereby amended to read in its entirety as follows:

                  "7.1.3. Capitalization. Other than up to 30% in the aggregate of the outstanding capital stock of Obstetrix Medical Group, Inc. issued to selling physicians or their advisors as part of the consideration in a Permitted Acquisition or issued to Directors, Officers and other employees of the Borrowers and other Accredited Investors as defined by Rule 501 under the Securities Act of 1933, as amended, no options, warrants, conversion rights, preemptive rights or other statutory or contractual rights to purchase shares of capital stock or other securities of any Borrower, other than the Company, now exist, nor has any Borrower, other than the Company, authorized any such right, nor is any Borrower, other than the Company, obligated in any other manner to issue shares of its capital stock or other securities."

3. NO DEFAULT. In order to induce the Lenders to enter into this Amendment and to continue to extend credit to the Borrowers under the Credit Agreement as amended hereby, each of the Borrowers represents and warrants that, after giving effect to this Amendment, no Default under the Credit Agreement as amended hereby exists.

4. MISCELLANEOUS. Except to the extent specifically amended hereby, the provisions of the Credit Agreement shall remain unmodified, and the Credit Agreement as amended hereby is confirmed as being in full force and effect. This Amendment may be executed in any number of counterparts which together shall constitute one instrument, shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts (other than conflict of laws rules), and shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, including as such successors and assigns all holders of Credit Obligations.

         IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first above written.

                           PEDIATRIX MEDICAL GROUP, INC.


                           By:  /s/ Lawrence M. Mullen
                              ------------------------
                                Lawrence M. Mullen, Vice President and
                                Chief Financial Officer



                           PEDIATRIX MEDICAL GROUP OF
                           FLORIDA, INC.


                           By: /s/ Lawrence M. Mullen
                              -----------------------
                                Lawrence M. Mullen, Treasurer



                           PEDIATRIX MEDICAL GROUP, P.C. (WV)


                           By: /s/ Lawrence M. Mullen
                              -----------------------
                                Lawrence M. Mullen, Treasurer



                           PEDIATRIX MEDICAL GROUP, P.C. (VA)


                           By: /s/ Lawrence M. Mullen
                              -----------------------
                                Lawrence M. Mullen, Treasurer



                           PEDIATRIX MEDICAL GROUP, S.P. (PR)


                           By: /s/ Lawrence M. Mullen
                              -----------------------
                                Lawrence M. Mullen, Attorney-in-Fact

                           PEDIATRIX MEDICAL GROUP, P.A. (NJ)


                           By: /s/ Lawrence M. Mullen
                              -----------------------
                                Lawrence M. Mullen, Treasurer



                           PEDIATRIX MEDICAL GROUP OF
                           KANSAS, P.A.


                           By: /s/ Lawrence M. Mullen
                              -----------------------
                                Lawrence M. Mullen, Attorney-in-Fact



                           PEDIATRIX MEDICAL GROUP
                           NEONATOLOGY
                           AND PEDIATRIC INTENSIVE CARE
                           SPECIALISTS OF NEW YORK, P.C.


                           By: /s/ Lawrence M. Mullen
                              -----------------------
                                Lawrence M. Mullen, Attorney-in-Fact



                           PEDIATRIX MEDICAL GROUP OF
                           CALIFORNIA, P.C.


                           By: /s/ Lawrence M. Mullen
                              -----------------------
                                Lawrence M. Mullen, Attorney-in-Fact



                           PEDIATRIX MEDICAL GROUP OF
                           ILLINOIS, P.C.


                           By: /s/ Lawrence M. Mullen
                              -----------------------
                                Lawrence M. Mullen, Attorney-in-Fact

                           PEDIATRIX MEDICAL GROUP OF
                           MICHIGAN, P.C.


                           By: /s/ Lawrence M. Mullen
                              -----------------------
                                Lawrence M. Mullen, Treasurer



                           PEDIATRIX MEDICAL GROUP OF
                           PENNSYLVANIA, P.C.


                           By: /s/ Lawrence M. Mullen
                              -----------------------
                                Lawrence M. Mullen, Attorney-in-Fact



                           PEDIATRIX MEDICAL GROUP OF
                           TEXAS, P.A.


                           By: /s/ Lawrence M. Mullen
                              -----------------------
                                Lawrence M. Mullen, Attorney-in-Fact



                           PEDIATRIX MEDICAL GROUP OF
                           OHIO, CORP.


                           By: /s/ Lawrence M. Mullen
                              -----------------------
                                Lawrence M. Mullen, Treasurer



                           NEONATAL SPECIALISTS, LTD. (AZ)


                           By: /s/ Lawrence M. Mullen
                              -----------------------
                                Lawrence M. Mullen, Treasurer

                           PEDIATRIX MEDICAL GROUP OF
                           COLORADO, P.C.


                           By: /s/ Lawrence M. Mullen
                              -----------------------
                                Lawrence M. Mullen, Attorney-in-Fact



                           ST. JOSEPH NEONATOLOGY
                           CONSULTANTS, P.A.


                           By: /s/ Lawrence M. Mullen
                              -----------------------
                                Lawrence M. Mullen, Attorney-in-Fact



                           PERNOLL MEDICAL GROUP OF
                           NEVADA, LTD. D/B/A PEDIATRIX
                           MEDICAL GROUP OF NEVADA


                           By: /s/ Lawrence M. Mullen
                              -----------------------
                                Lawrence M. Mullen, Attorney-in-Fact



                           PEDIATRIX MEDICAL GROUP OF
                           SOUTH CAROLINA, P.A.


                           By: /s/ Lawrence M. Mullen
                              -----------------------
                                Lawrence M. Mullen, Treasurer



                           FLORIDA REGIONAL NEONATAL
                           ASSOCIATES, P.A.


                           By: /s/ Lawrence M. Mullen
                              -----------------------
                                Lawrence M. Mullen, Treasurer

                           PEDIATRIX MEDICAL GROUP, INC.
                           (UT)


                           By: /s/ Lawrence M. Mullen
                              -----------------------
                                Lawrence M. Mullen, Treasurer



                           PEDIATRIX MEDICAL GROUP OF
                           NEW MEXICO, P.C.


                           By: /s/ Lawrence M. Mullen
                              -----------------------
                                Lawrence M. Mullen, Treasurer



                           PEDIATRIX MEDICAL GROUP OF
                           WASHINGTON, INC., P.C.


                           By: /s/ Lawrence M. Mullen
                              -----------------------
                                Lawrence M. Mullen, Treasurer



                           PEDIATRIX MEDICAL GROUP OF
                           INDIANA, P.C.


                           By: /s/ Lawrence M. Mullen
                              -----------------------
                                Lawrence M. Mullen, Attorney-in-Fact



                           FORT WORTH NEONATAL
                           ASSOCIATES, P.A.


                           By: /s/ Lawrence M. Mullen
                              -----------------------
                                Lawrence M. Mullen, Attorney-in-Fact

                           PMG ACQUISITION CORP.


                           By: /s/ Lawrence M. Mullen
                              -----------------------
                                Lawrence M. Mullen, Treasurer



                          PEDIATRIX MEDICAL GROUP OF
                          PUERTO RICO, P.S.C.


                           By: /s/ Lawrence M. Mullen
                              -----------------------
                                Lawrence M. Mullen, Attorney-in-Fact




                          OBSTETRIX MEDICAL GROUP, INC.


                           By: /s/ Lawrence M. Mullen
                              -----------------------
                                Lawrence M. Mullen, Treasurer



                          OBSTETRIX MEDICAL GROUP OF
                          FLORIDA, INC.


                           By: /s/ Lawrence M. Mullen
                              -----------------------
                                Lawrence M. Mullen, Treasurer




                           PALM BEACH NEO ACQUISITIONS, INC.


                           By: /s/ Lawrence M. Mullen
                              -----------------------
                                Lawrence M. Mullen, President

                           MARCIA J. PERNOLL, M.D. PROF. CORP. (NV)


                           By: /s/ Lawrence M. Mullen
                              -----------------------
                                Lawrence M. Mullen, Attorney-in-Fact


                           OBSTETRIX MEDICAL GROUP OF COLORADO, P.C.


                           By: /s/ Lawrence M. Mullen
                             ------------------------
                                Lawrence M. Mullen, Attorney-in-Fact



                           PEDIATRIX MEDICAL GROUP OF ARKANSAS, P.A.


                           By: /s/ Lawrence M. Mullen
                              -----------------------
                                Lawrence M. Mullen, Attorney-in-Fact



                           OBSTETRIX MEDICAL GROUP OF ARIZONA, P.C.


                           By: /s/ Lawrence M. Mullen
                              -----------------------
                                Lawrence M. Mullen, Attorney-in-Fact


                           OBSTETRIX MEDICAL GROUP OF KANSAS AND MISSOURI, P.A.


                           By: /s/ Lawrence M. Mullen
                              -----------------------
                                Lawrence M. Mullen, Attorney-in-Fact

                           OBSTETRIX MEDICAL GROUP OF TEXAS, P.A.


                           By: /s/ Lawrence M. Mullen
                              -----------------------
                                Lawrence M. Mullen, Attorney-in-Fact



                           PEDIATRIX MEDICAL GROUP OF GEORGIA, P.C.


                           By: /s/ Lawrence M. Mullen
                              -----------------------
                                Lawrence M. Mullen, Attorney-in-Fact

                          BANKBOSTON, N.A.
                          (formerly known as The First National Bank
                            of Boston)


                           By: /s/ Jeffrey G. Millman
                              -----------------------
                                Jeffrey G. Millman, Vice President


                           BankBoston, N.A.
                           New England Corporate Banking
                           100 Federal Street
                           Boston, Massachusetts 02110
                           Telecopy: (617) 434-1279
                           Telex:  940581



                          SUNTRUST BANK/CENTRAL FLORIDA,
                          NATIONAL ASSOCIATION

                           By: /s/ Janet P. Sammons
                              ---------------------
                                Janet P. Sammons, Vice President

                           SunTrust Bank/Central Florida, National
                           Association
                           Health Care Banking Group
                           Mail Code: 0-1101
                           200 S. Orange Avenue
                           Orlando, Florida  32801
                           Telecopy (407) 237-5489